UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: June 25, 2009

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane
New Castle, PA 16105
(Address of principal executive offices)

(724) 654-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On November 12, 2008, we held an Annual Meeting of Shareholders.  At the Annual Meeting, the following matters were put forth to a vote of our shareholders, and passed with the following numbers of shares voted for, against or withheld as set forth:

After review and tabulation, the ballots and proxies cast for and against the reelection of each of the three current directors of the Company, who were candidates for reelection:

Glenn Patterson.:

For:	18,871,800
Against:	411,398
Abstain:	636,619

Stan Hirschman:

For:	19,569,869
Against:	348,998
Abstain:	950

D. Walker Wainwright:

For:	19,213,900
Against:	69,298
Abstain:	636,619

After review and tabulation, the ballots and proxies cast for and against the ratification of Rotenberg & Co., LLP as the Company’s independent auditors for the year ending December 31, 2009:

For:	19,904,389
Against:	14,580
Abstain:	848

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 2 2009

Axion Power International, Inc.

By:	/s/ Don Hillier
Don Hillier
Chief Financial Officer